SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 23, 1999
                                                        -----------------

                               EMARKETPLACE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  DELAWARE                         0-14731                      33-0558415
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(STATE OR OTHER                  (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)                IDENTIFICATION NO.)
 FORMATION)



              255 WEST JULIAN STREET, SUITE 100, SAN JOSE, CA 95110
             -------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (408) 295-6500
                                                           --------------


         ===============================================================
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)


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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS.

         On November 23, 1999, eMarketplace, Inc. (the "Company") and its wholly owned subsidiary, TopTeam, Inc. ("TopTeam"), closed on the acquisition of six Internet consulting companies (the "Interactive Architects"). In connection with the acquisition of the Interactive Architects, the Company issued a total of 911,957 shares of its common stock in exchange for shares of common stock of each of the Interactive Architects. Concurrently therewith, (i) the Company contributed its newly purchased shares of the Interactive Architects to TopTeam in exchange for TopTeam's issuance of 3,200,000 shares of its common stock, and
(ii) the stockholders of the Interactive Architects contributed all of the remaining outstanding shares of the Interactive Architects (the shares not purchased by the Company) to TopTeam in exchange for the issuance of 3,384,073 shares of TopTeam common stock.

         In connection with the acquisition of the Interactive Architects, the Company loaned TopTeam $1 million in exchange for which TopTeam issued to the Company a promissory note in the aggregate principal amount of $1 million. The note bears interest at a rate of seven percent (7%) per annum (the "Note"). Interest payments are due and payable monthly and the principal amount outstanding is due and payable on November 22, 2001. TopTeam is required to prepay the Note in full in the event that TopTeam consummates an initial public offering of its common stock which generates gross proceeds of not less than $25 million. As consideration for the issuance of the Note, the Company received 250,000 shares of TopTeam Common Stock. In addition, the Company purchased
250,000 shares of TopTeam Series A Convertible Preferred Stock for the total amount of $1 million.

         As a result of these transactions, (a) the Company presently owns (i) 3,450,100 shares of TopTeam common stock (50.5% of the total number of shares of TopTeam common stock outstanding), (ii) 250,000 shares TopTeam Series A Convertible Preferred Stock, and (iii) rights to purchase 3,200,000 shares of TopTeam common stock at a purchase price of $7.50 per share, and (b) TopTeam owns all of the outstanding shares of capital stock of each of the Interactive Architects.

THE SERIES A CONVERTIBLE PREFERRED STOCK

DESIGNATION AND AMOUNT; RANK. The shares of such series are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the number of shares constituting such series is 250,000, all of which have been issued to the Company. The Series A Preferred Stock has a par value of $0.001 per share and ranks senior to TopTeam's common stock.

DIVIDENDS. Holders of Series A Preferred Stock are entitled to receive cash dividends of $0.24 per share per annum payable on each February 1, May 1, August 1 and November 1, beginning February 1, 2000; provided however, that the dividends on the Series A Preferred Stock may not be less than the amount paid on any outstanding shares of common stock.

LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution or winding up of the affairs of TopTeam, each share of Series A Preferred Stock shall have a liquidation preference of $4.00 per share plus unpaid dividends that have accrued to the date of payment, if any. REDEMPTION. Commencing on December 31, 2000, the holders of a majority of the shares of Series A Preferred Stock outstanding may require that TopTeam redeem the shares of Series A Preferred Stock held by them at a price equal to $4.00 per share plus accrued and unpaid dividends.

CONVERSION. Each share of Series A Preferred Stock may be converted by a holder into one share of TopTeam common stock at any time on or prior to December 25, 2000, subject to certain anit-dilution adjustments. Each share of Series A Preferred Stock will be automatically converted into shares of common stock upon the earlier of (i) TopTeam's sale of common stock generating gross proceeds of not less than $25 million, (ii) the sale of all of substantially all of the assets or capital stock of TopTeam for aggregate consideration of at least $25 million, or (iii) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

VOTING RIGHTS. Each holder of Series A Preferred Stock shall be entitled to vote for each share of common stock into which the Series A Stock could be converted. So long as not less than 20 percent of the Series A Preferred Stock originally issued is still outstanding, TopTeam may not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

         (a) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of Series A Preferred Stock;

         (b) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

         (c) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security having a preference over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends or upon liquidation; or

         (d) amend the TopTeam's Certificate of Incorporation, bylaws or Certificate of Designation with respect to the Series A Preferred Stock.

         The following is a brief description of the acquisition transactions involving each of the Interactive Architects.

ACQUISITION OF FULL MOON INTERACTIVE GROUP, INC.

         As of November 5,1999, a Stock Purchase and Contribution Agreement was executed among the Company , TopTeam, Full Moon Interactive Group, Inc. ("Full Moon") and the Sellers identified therein, pursuant to which on November 23, 1999 (i) the Company acquired 520,740 shares of common stock of Full Moon (the " Full Moon Shares") in exchange for its issuance of 333,274 shares of the Company's common stock, (ii) TopTeam acquired 520,740 shares of common stock of Full Moon in exchange for its issuance of 1,099,803 shares of TopTeam, and (iii)

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

the Company contributed the Full Moon Shares to TopTeam in exchange for 1,099,803 shares of Common Stock of TopTeam. As a result, Full Moon became a wholly owned subsidiary of TopTeam; provided however, that certain employees of Full Moon hold options exercisable for Full Moon common stock. The Company and TopTeam anticipate exchanging in the near future 98,726 shares of Company common stock and 300,197 shares of TopTeam common stock for the shares of Full Moon common stock issuable upon the exercise of such options.

ACQUISITION OF ORRELL COMMUNICATIONS, INC.

         As of November 10,1999, a Stock Purchase and Contribution Agreement was executed among the Company , TopTeam, Orrell Communications, Inc. ("Orrell Communications ") and the Sellers identified therein, pursuant to which on November 23, 1999 (i) the Company acquired 50,000 shares of common stock of Orrell Communications (the " Orrell Shares") in exchange for its issuance of 75,000 shares of the Company's common stock, (ii) TopTeam acquired 50,000 shares of common stock of Orrell Communications in exchange for its issuance of 300,000 shares of TopTeam, and (iii) the Company contributed the Orrell Shares to TopTeam in exchange for 300,000 shares of Common Stock of TopTeam. As a result, Orrell Communications became a wholly owned subsidiary of TopTeam.

ACQUISITION OF DEVRIES DATA SYSTEMS, INC.

         As of November 10,1999, a Stock Purchase and Contribution Agreement was executed among the Company , TopTeam, DeVries Data Systems, Inc. ("DeVries ") and the Sellers identified therein, pursuant to which on November 23, 1999 (i) the Company acquired 2,700,000 shares of common stock of DeVries (the " DeVries Shares") in exchange for its issuance of 265,683 shares of the Company's common stock, (ii) TopTeam acquired 330,000 shares of common stock of DeVries in exchange for its issuance of 974,170 shares of TopTeam, and (iii) the Company contributed the DeVries Shares to TopTeam in exchange for 774,170 shares of Common Stock of TopTeam. As a result, DeVries became a wholly owned subsidiary of TopTeam; provided however, that certain employees of DeVries hold options exercisable for DeVries common stock. The Company and TopTeam anticipate exchanging in the near future 34,317 shares of Company common stock and 125,830 shares of TopTeam common stock for the shares of DeVries common stock issuable upon the exercise of such options.

ACQUISITION OF MUCCINO DESIGN GROUP, INC.

         As of November 10,1999, a Stock Purchase and Contribution Agreement was executed among the Company , TopTeam, Muccino Design Group, Inc. ("Muccino ") and the Sellers identified therein, pursuant to which on November 23, 1999 (i) the Company acquired 3,613 shares of common stock of Muccino (the " Muccino Shares") in exchange for its issuance of 100,000 shares of the Company's common stock, (ii) TopTeam acquired 5,419 shares of common stock of Muccino in exchange for its issuance of 480,000 shares of TopTeam, and (iii) the Company contributed the Muccino Shares to TopTeam in exchange for 320,000 shares of Common Stock of TopTeam. As a result, Muccino became a wholly owned subsidiary of TopTeam.


ACQUISITION OF IMAGE NETWORK, INC.

         As of November 9,1999, a Stock Purchase and Contribution Agreement was executed among the Company , TopTeam, Image Network, Inc.("Image Network") and the Sellers identified therein, pursuant to which on November 23, 1999 (i) the

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

Company acquired 40 shares of common stock of Image Network (the " Image Network Shares") in exchange for its issuance of 100,000 shares of the Company's common stock, (ii) TopTeam acquired 60 shares of common stock of Image Network in exchange for its issuance of 420,000 shares of common stock of TopTeam, and
(iii) the Company contributed the Image Network Shares to TopTeam in exchange for 280,000 shares of Common Stock of TopTeam. As a result, Image Network became a wholly owned subsidiary of TopTeam.

ACQUISITION OF ONCOURSE NETWORK, INC.

         As of November 19,1999, a Stock Purchase and Contribution Agreement was executed among the Company , TopTeam, OnCourse Network, Inc. ("OnCourse ") and the Sellers identified therein, pursuant to which on November 23, 1999 (i) the Company acquired 238,000 shares of common stock of OnCourse (the " OnCourse Shares") in exchange for its issuance of 38,000 shares of the Company's common stock, (ii) TopTeam acquired 238,000 shares of common stock of OnCourse in exchange for its issuance of 110,000 shares of TopTeam, and (iii) the Company contributed the OnCourse Shares to TopTeam in exchange for 110,000 shares of Common Stock of TopTeam. As a result, OnCourse became a wholly owned subsidiary of TopTeam.

ITEM 5. OTHER EVENTS.

         As of November 23, 1999, TopTeam entered into an employment agreement with Fred H. Walti, pursuant to which Mr. Walti has agreed to serve as TopTeam's President and Chief Executive Officer for a period of five (5) years. Mr. Walti's base salary will be at a rate of $170,000 per annum and he is entitled to receive an annual cash bonus of up to 50% of his then current base salary upon the achievement of certain performance targets established by TopTeam's Board of Directors. Mr. Walti has also received options to purchase a total of 250,000 shares of TopTeam common stock at an exercise price of $7.50 per share, 50,000 shares of which vest immediately and the remainder of which vest in four equal amounts on November 23, 2000, 2001, 2002 and 2003. The employment agreement with Mr. Wilson contains other customary provisions including severance arrangements and confidentiality provisions.

         As of November 23, 1999, TopTeam entered into an employment agreement with Robert Wilson, pursuant to which Mr. Wilson has agreed to serve as TopTeam's Chief Financial Officer for a period of five (5) years. Mr. Wilson's base salary will be at a rate of $125,000 per annum and he is entitled to receive an annual cash bonus of up to 25% of his then current base salary upon the achievement of certain performance targets established by TopTeam's Board of Directors. Mr. Wilson has also received options to purchase a total of 125,000 shares of TopTeam common stock at an exercise price of $7.50 per share, 25,000 shares of which vest immediately and the remainder of which vest in four equal amounts on November 23, 2000, 2001, 2002 and 2003. The employment agreement with Mr. Wilson contains other customary provisions including severance arrangements and confidentiality provisions.

         On November 30, 1999, the Company closed its private offering of common stock which had commenced in July 1999. Pursuant to the offering, the Company issued a total of 826,225 shares of common stock raising gross proceeds of approximately $3,200,000.

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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The Registrant intends to file required financial statement disclosure within 60 days following the date on which this Report on Form 8-K is required to be filed.

(c)      EXHIBITS.

(i) Stock Purchase and Contribution Agreement dated as of November 5, 1999, by and among the Company, TopTeam, Full Moon Interactive Group, Inc. and the Sellers identified therein.

(ii) Stock Purchase and Contribution Agreement dated as of November 10, 1999, by and among the Company, TopTeam, Orrell Communications, Inc. and the Sellers identified therein.

(iii) Stock Purchase and Contribution Agreement dated as of November 10, 1999, by and among the Company, TopTeam, DeVries Data Systems, Inc. and the Sellers identified therein.

(iv) Stock Purchase and Contribution Agreement dated as of November 10, 1999, by and among the Company, TopTeam, Muccino Design Group, Inc. and the Sellers identified therein.

(v) Stock Purchase and Contribution Agreement dated as of November 9, 1999, by and among the Company, TopTeam, Image Network, Inc. and the Sellers identified therein.

(vi) Stock Purchase and Contribution Agreement dated as of November 19, 1999, by and among the Company, TopTeam, OnCourse Network, Inc. and Kent Rhodes.

(vii) Certificate of Designation with respect to the Series A Convertible Preferred Stock of TopTeam.

(viii) Promissory Note issued by the Company dated November 23, 1999 in the principal amount of $1,000,000.

(ix) Employment Agreement between TopTeam and Fred H. Walti, II, dated as of November 23, 1999.

(x) Employment Agreement between TopTeam and Robert Wilson, dated as of November 23, 1999.

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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                              EMARKETPLACE, INC.



                              By: /s/  L. WAYNE KILEY
                                 -----------------------------------------------
                                 Name:   L. Wayne Kiley
                                 Title:  Chief Executive Officer and President


Dated:  December 8, 1999

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